UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                Form 8-K/A-2


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported) November 15, 2002


                      Commission File Number 0-30653
                                             --------


                    SECURED DIVERSIFIED INVESTMENT, LTD.
                   -------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


            Nevada                                    87-0375228
-------------------------------      --------------------------------------
(State or other jurisdiction of     (I.R.S. Employer Identification Number)
 incorporation or organization)

                        1000 Quail Street, Suite 190
                      Newport Beach, California 92660
                    ------------------------------------
                  (Address of principal executive offices)


                               (949) 851-1069
                              ----------------
              (Registrant's Executive Office Telephone Number)


ITEM 8.  CHANGE IN REGISTRANT'S FISCAL YEAR

     This Current Report amends the Current Report on Form 8-K/A-1 previously filed by the Company on October 3, 2002, disclosing the change in the Company's fiscal year end from October 31 to December 31. Upon advice of its independent auditors, in that Report the Company disclosed that it would file a transition report on Form 10-QSB for the three months ended September 30, 2002, and would file an Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002. After further research by the Company's independent auditors, it has been determined that the proper reporting procedure for the change in fiscal year will be for the Company to file an Annual Report on Form 10-KSB for the year ended October 31, 2002. The Company will then file a Transition Report on Form 10-KSB for the transition period from October 31, 2002 to December 31, 2002. Thereafter, the Company will file its quarterly and annual reports consistent with a December 31 year end.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A-2 to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Secured Diversified Investment, Ltd.


Date: November 15, 2002            /s/ Clifford L. Strand
                                   ------------------------------
                                   Clifford L. Strand, President